UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report:  May 2, 2012
Date of Earliest Event Reported:  May 2, 2012

Sauer-Danfoss Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14097 (Commission File Number)	36-3482074 (I.R.S. Employer Identification No.)

2800 East 13th Street Ames, Iowa (Address of principal executive offices)	50010 (U.S. Zip Code)

Registrant's telephone number, including area code: (515) 239-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Section 2	Financial Information
Item 2.02	Results of Operations and Financial Condition
On May 2, 2012, Sauer-Danfoss Inc. issued a press release announcing financial results for the first quarter ended March 31, 2012. A copy of this press release is attached hereto as Exhibit 99.1.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d)    Exhibits
99.1    Press Release dated May 2, 2012, announcing financial results for the first quarter ended
March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sauer-Danfoss Inc.

		By:	/s/ Kenneth D. McCuskey
		Name:	Kenneth D. McCuskey
Date:	May 2, 2012	Title:	Vice President and Chief Accounting Officer, Secretary